                                                                      EX-99.23.a

                                 AMENDMENT NO. 8
                                THE GATEWAY TRUST
                          SECOND AMENDED AGREEMENT AND
                              DECLARATION OF TRUST



1. Pursuant to Section 9.4 and 9.7 of the Second Amended Agreement and Declaration of Trust of the Gateway Trust and effective September 1, 2001, the undersigned, being a majority of the Trustees of the Gateway Trust, hereby terminate the Gateway Small Cap Index Fund, a series of the Gateway Trust.

2. This document shall have the status of an amendment to said Second Amended Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: August 14, 2001


                                        ----------------------------------------
                                        /s/James M. Anderson



                                        ----------------------------------------
                                        Stefen F. Brueckner


                                        ----------------------------------------
                                        /s/ Kenneth A. Drucker


                                        ----------------------------------------
                                        /s/ Beverly J. Fertig


                                        ----------------------------------------
                                        /s/ R. S. Harrison


                                        ----------------------------------------
                                        /s/ J. Patrick Rogers


                                        ----------------------------------------
                                        William H. Schneebeck


                                        ----------------------------------------
                                        /s/ Walter G. Sall

                                 AMENDMENT NO. 9
                                THE GATEWAY TRUST
                          SECOND AMENDED AGREEMENT AND
                              DECLARATION OF TRUST



1. Pursuant to Section 9.4 and 9.7 of the Second Amended Agreement and Declaration of Trust of the Gateway Trust and effective October 24, 2003, the undersigned, being a majority of the Trustees of the Gateway Trust, hereby terminate the Cincinnati Fund, a series of the Gateway Trust.

2. This document shall have the status of an amendment to said Second Amended Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: October 28, 2003


                                        ----------------------------------------
                                        /s/ James M. Anderson


                                        ----------------------------------------
                                        /s/ Stefen F. Brueckner


                                        ----------------------------------------
                                        /s/ Kenneth A. Drucker


                                        ----------------------------------------
                                        /s/ Beverly J. Fertig


                                        ----------------------------------------
                                        /s/ R. S. Harrison


                                        ----------------------------------------
                                        /s/ J. Patrick Rogers


                                        ----------------------------------------
                                        /s/ William H. Schneebeck


                                        ----------------------------------------
                                        /s/ Walter G. Sall